                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT



We consent to use in this Registration Statement of EPL Technologies, Inc. on
Form S-1 of our report dated March 28, 1997 (March   , 1998 as to the third
paragraph of Note 18) appearing in the Prospectus, which is part of this Registration Statement.



We also consent to the reference to us under the heading "Experts" in such Prospectus.





/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP



Philadelphia, Pennsylvania

February 13, 1998